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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                SEPTEMBER 6, 2007

                         THE ESTEE LAUDER COMPANIES INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                     1-14064                  11-2408943
(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 File Number)           Identification No.)

    767 FIFTH AVENUE, NEW YORK, NEW YORK                           10153
  (Address of principal executive offices)                      (Zip Code)

               Registrant's telephone number, including area code
                                  212-572-4200

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

      On September 6, 2007, the Company's Compensation Committee approved the payment of cash bonuses for the fiscal year ended June 30, 2007 ("fiscal 2007"), to the Company's named executive officers pursuant to the Company's Executive Annual Incentive Plan in the following amounts:


             Named Executive Officer*              Fiscal 2007 Bonus Amount
      --------------------------------------------------------------------------
      Leonard A. Lauder                                   $1,800,000
      William P. Lauder                                   $2,187,300
      Daniel J. Brestle                                   $2,187,300
      Patrick Bousquet-Chavanne                           $1,910,700
      Philip Shearer                                      $1,879,500
      Richard W. Kunes                                    $  695,800

      * Due to a change in the disclosure rules since the 2006 proxy statement, Mr. Kunes, Executive Vice President and Chief Financial Officer, will replace Mr. L. Lauder as a named executive officer in 2007.

      While the Company overachieved the targets for net sales and earnings per share in fiscal 2007 that were the basis for the bonus opportunities for Leonard
A. Lauder (Chairman), his bonus was capped at the aggregate target opportunity of $1,800,000. Bonuses for William P. Lauder (President and Chief Executive Officer), Daniel J. Brestle (Chief Operating Officer) and Richard W. Kunes (Executive Vice President and Chief Financial Officer) reflected the overachievement on the net sales and earnings per share opportunities, but were offset by failure to achieve the target opportunity for working capital relating to inventory, as measured by inventory days to sell. Mr. Kunes' bonus also reflects achievement of opportunities relating to his departments and the Company's strategic plan. The bonuses for Patrick Bousquet-Chavanne (Group President) and Philip Shearer (Group President) reflected the overachievement of the net sales and earnings per share targets by the Company in fiscal 2007 and the over and underachievement of goals for opportunities relating to their respective groups relating to net sales for the group, operating margin, working capital relating to inventory and planning accuracy. Measurement of performance was subject to certain automatic adjustments. For instance, achievement of net sales targets did not include the excess benefits provided by foreign currency exchange rates.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 THE ESTEE LAUDER COMPANIES INC.

Date:  September 11, 2007
                                                  By:  /s/  Amy DiGeso
                                                    ----------------------------
                                                    Amy DiGeso
                                                    Executive Vice President -
                                                    Global Human Resources



















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